This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 Page 1 BOEING PROPRIETARY WJE-PA-05130-LA-2101483 Allegiant Air, LLC 1201 N. Town Center Drive Las Vegas, NV 89144 Subject: […***…] Reference: a) Purchase Agreement No. PA-05130 (Purchase Agreement) between The Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to Models 737-8-200 and 737-7 aircraft (each or collectively, Aircraft). b) Customer Services General Terms Agreement No. WJE (CSGTA) between Boeing and Customer This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. Customer’s anticipated operating requirements for the Aircraft will require […***…] Maximum Takeoff Weight (MTOW), Maximum Landing Weight (MLW) and Maximum Zero Fuel Weight (MZFW) of the Aircraft. […***…] subject to the terms and conditions of this Letter Agreement. Each Aircraft listed in […***…] as of the date of signing of this Letter Agreement […***…]. 1. […***…] Description and Requirements. 1.1 At delivery of each […***…] in the following tables: […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…]

WJE-PA-05130-LA-2101483 Page 2 BOEING PROPRIETARY […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] 1.2 […***…]. 2. […***…]. Notwithstanding the terms of Article 1.2 above, […***…] Customer can […***…]. 3. […***…]. 3.1 […***…]. 3.2 […***…]. 3.2.1 […***…]. 4. […***…]. […***…]. 5. Regulatory Agency Approval. 5.1 Boeing acknowledges that Customer does not require any regulatory agency approval […***…]. However, Customer is responsible […***…]. 5.2 Boeing’s […***…]pursuant to this Letter Agreement will not be interpreted to imply […***…]. Boeing will have no liability or obligation to Customer […***…]. 6. Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing. Nothing in this statement is intended to support recovery from Allegiant of any benefits supplied hereunder for delivered Aircraft. 7. Confidentiality. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) Customer and Customer affiliates’ employees, officers and directors and (ii) Customer and Customer affiliates’ legal

WJE-PA-05130-LA-2101483 Page 3 BOEING PROPRIETARY counsel, professional advisors and auditors subject to a duty of confidence or a non- disclosure undertaking, in each case with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing unless disclosure is required by applicable law or court order, in which case, Customer shall (i) notify Boeing in writing of such disclosure requirement or request prior to making such disclosure, and will take steps to protect the information contained herein, and (ii) use reasonable efforts to obtain redaction and confidential treatment for the disclosed information or parts thereof. In addition, with respect to disclosure of the contents hereof to third parties who may be or are involved with financing (in any form, including sale and lease-back) of Aircraft (and/or Advance Payments) under the Purchase Agreement, Customer shall be entitled to disclose such information to such third party financiers, after consultation with Boeing, as the parties shall mutually agree (each acting reasonably and within industry and financing norms). ACCEPTED AND AGREED TO this Date: ALLEGIANT AIR, LLC THE BOEING COMPANY By: By: Name: Name: […***…] Title: Title: Attorney-In-Fact